                                                                   EXHIBIT 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 6 to the Registration Statement on Form S-1 of our report dated August 10, 2001 relating to the statement of financial position of Gibraltar Life Insurance Company, Ltd., which appears in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS

Tokyo, Japan
December 12, 2001